UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

BLACK DIAMOND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, 14th Floor
Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

(617) 252-0848

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 12, 2022, Black Diamond Therapeutics, Inc. (the “Company”) issued a press release entitled “Black Diamond Therapeutics Announces Spinout of Launchpad Therapeutics, Inc., an Antibody-Focused Precision Oncology Company.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On December 12, 2022, the Company announced the formation of Launchpad Therapeutics, Inc. (“Launchpad”) and a $30.0 million Series A investment in Launchpad by Versant Ventures and New Enterprise Associates, Inc. In connection with the closing of the Series A, the Company contributed to Launchpad undisclosed early discovery-stage antibody programs and granted Launchpad a license to the Company’s proprietary Mutation-Allostery-Pharmacology (“MAP”) Drug Discovery Engine for the discovery, development and commercialization of large molecule therapeutics. The plan to form an independent company for large molecule discovery and development was part of the Company’s April 2022 pipeline reprioritization to focus on the development of BDTX-1535, BDTX-4933 and its small molecule discovery efforts using the MAP Drug Discovery Engine. In exchange for the contribution of the antibody programs and the license, the Company received 9.0 million shares of common stock in Launchpad, representing a minority stake. The Company’s license agreement and contribution agreement with Launchpad do not provide for any future payments to the Company or to Launchpad.

Item 9.01.  Exhibits.

Ex. Number	Description
99.1	Press Release issued by Black Diamond Therapeutics, Inc., dated December 12, 2022, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Diamond Therapeutics, Inc.

Date: December 12, 2022	By:	/s/ Brent Hatzis-Schoch
Brent Hatzis-Schoch
Chief Operating Officer and General Counsel